UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant X
Filed by a Party other than the Registrant ☐

Check the appropriate box:
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☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material Under Rule 14a-12

NEUROMETRIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NeuroMetrix, Inc.
4 Gill Street, Suite B
Woburn, Massachusetts 01801

October 8, 2019

Dear Stockholder:

You are cordially invited to attend a special meeting (the “Special Meeting”) of stockholders of NeuroMetrix, Inc. (the “Company”), to be held at 9:00 a.m. Eastern Time on Tuesday, November 12, 2019, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111.

Details regarding the Special Meeting, the business to be conducted at the Special Meeting, and information about the Company that you should consider when you vote your shares are described in this proxy statement. You may obtain additional information about the Company from documents we file with the Securities and Exchange Commission.

At the Special Meeting, we will ask stockholders to consider the following proposals:

1.
To approve a proposed amendment to the NeuroMetrix, Inc. Amended and Restated Certificate of Incorporation, as amended, to effect (a) a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1:4 and 1:10, and (b) a reduction in the number of authorized shares of the Company’s common stock from 100,000,000 to 25,000,000;

2.
To approve the Company’s Eleventh Amended and Restated 2004 Stock Option and Incentive Plan which increases the number of shares of the Company’s common stock authorized for issuance thereunder by 3,270,000 shares (subject to adjustment if Proposal 1 is adopted and implemented); and

3.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

The Board of Directors (the “Board”) recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Special Meeting.

We hope you will be able to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to complete, sign, date and mail promptly the enclosed proxy which is being solicited on behalf of the Board so that your shares will be represented at the Special Meeting. A return envelope which requires no postage if mailed in the United States is enclosed for that purpose. You need to vote in accordance with the instructions listed on the proxy card. If shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone. Please refer to the enclosed voting instruction form for instructions. If you attend the Special Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.
Sincerely,

Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)
NEUROMETRIX, INC.

4 Gill Street, Suite B
Woburn, Massachusetts 01801
781-890-9989

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TIME: 9:00 a.m. Eastern Time

DATE: November 12, 2019

PLACE: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111

PURPOSES:

1.
To approve a proposed amendment to the NeuroMetrix, Inc. Amended and Restated Certificate of Incorporation, as amended, to effect (a) a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1:4 and 1:10, and (b) a reduction in the number of authorized shares of the Company’s common stock from 100,000,000 to 25,000,000;

2.
To approve the Company’s Eleventh Amended and Restated 2004 Stock Option and Incentive Plan which increases the number of shares of the Company’s common stock authorized for issuance thereunder by 3,270,000 shares (subject to adjustment if Proposal 1 is adopted and implemented); and

3.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

WHO MAY VOTE:

Only stockholders of record at the close of business on October 10, 2019, are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, we urge you to vote and submit your proxy by the Internet, telephone or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

By Order of the Board of Directors,
Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President
Woburn, Massachusetts
October 8, 2019

Stockholders are requested to sign the enclosed proxy card and return it in the enclosed stamped envelope by return mail.
—OR—
Stockholders may also complete a proxy via the Internet or by telephone in accordance with the instructions listed on the proxy card.

NEUROMETRIX, INC.
4 Gill Street, Suite B
Woburn, Massachusetts 01801

PROXY STATEMENT FOR THE NEUROMETRIX, INC.
SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 12, 2019

This proxy statement, along with the accompanying Notice of the Special Meeting of Stockholders, contains information about the Special Meeting of Stockholders of NeuroMetrix, Inc., including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at 9:00 a.m. Eastern Time, on November 12, 2019, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts 02111.

In this proxy statement, we refer to NeuroMetrix, Inc. as “NeuroMetrix,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board for use at the Special Meeting.

On or about October 10, 2019, we intend to begin sending this proxy statement, the attached Notice of Special Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 12, 2019

This proxy statement is available for viewing, printing and downloading at https://www.viewproxy.com/neurometrix/2019SM. To view these materials, please have your proxy card available.

Additionally, you can find a copy of our 2018 annual report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2018 on the website of the Securities and Exchange Commission, or the SEC, at https://www.sec.gov, or in the “Financials and Filings” section of the “Investor Relations” section of our website at https://www.neurometrix.com. You may also obtain a printed copy of our annual report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Attention: Secretary, NeuroMetrix, Inc, 4 Gill Street, Suite B, Woburn, MA 01801. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Only common stockholders of record as of the close of business on October 10, 2019 will be entitled to vote at the meeting and any adjournments or postponements thereof. Our convertible preferred stock has no voting rights. As of that date, 9,781,755 shares of our common stock, $0.0001 par value per share (the “common stock”), were issued and outstanding. Each share outstanding as of the record date will be entitled to one vote, and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person, although the presence (without further action) of a stockholder at the Special Meeting will not constitute revocation of a previously given proxy. Any stockholder delivering a proxy has the right to revoke it by either: (1) filing a written revocation with our Secretary at NeuroMetrix, Inc., 4 Gill Street, Suite B, Woburn, Massachusetts 01801; (2) submitting a new proxy by telephone, Internet, or proxy card after the date of the previously submitted proxy; or (3) appearing in person at the meeting and voting by ballot at the Special Meeting. Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for, against or abstain with respect to each of the proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:

•	By the Internet or by telephone. Follow the instructions included in the proxy card to vote by the Internet or telephone.

•
By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.

•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on November 11, 2019.

If your shares are held in “street name” (held in the name of a bank, broker, or other nominee), you must provide the bank, broker, or other holder of record with instructions on how to vote your shares and can do so as follows:

•	By mail. Follow the instructions you receive from your broker or other nominee explaining how to vote your shares.

•	By Internet or by telephone. Follow the instructions you receive from your broker or other nominee to vote by Internet or telephone.

•
In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Special Meeting. You will not be able to vote at the Special Meeting unless you have a proxy card from your broker.

The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business. Abstentions are counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting, and will have the same effect as “against” votes. If your shares are held in street name, and you do not instruct the broker as to how to vote your shares on the proposals to be acted on at the Special Meeting, the broker will have discretion to vote for or against such proposal. However, if the broker chooses not to exercise such discretion, your shares will not be counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting and it will have the same effect as an “against” vote. This would be a broker “non-vote”. Please vote your proxy so your vote can be counted.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

The following sets forth the vote required to approve each proposal and how votes are counted:

Proposal 1: Reverse Stock Split and Authorized Share Reduction

Proposal 2: Approve Company’s Eleventh Amended and Restated 2004 Stock Plan

Proposal 3: Approve an Adjournment of the Special Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Proposal 1

The affirmative vote of the holders of a majority of the shares of our common stock having voting power outstanding on the Record Date is required to approve the amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect (a) a reverse stock split of our common stock, and (b) a reduction in the number of authorized shares of the Company’s common stock. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a vote against such proposal.

The affirmative vote of a majority of the votes cast for or against this proposal is required to approve the Company’s Eleventh Amended and Restated Stock Plan which increases the number of shares of the common stock authorized for issuance thereunder by 3,270,000 shares, thereby increasing the total reserved shares under the Eleventh Amended and Restated 2004 Stock Plan from 1,128,945 shares to 4,398,945 shares. If Proposal 1 is adopted and implemented, a proportionate adjustment shall be made to the total reserved shares under the Eleventh Amended and Restated 2004 Stock Plan. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on the matter either in person or by proxy at the Special Meeting. A “broker non-vote” or a failure to submit a proxy or vote at the Special Meeting will have no effect on the outcome of the vote for this Proposal 3. For purposes of the vote on this Proposal 3, an abstention will have the same effect as a vote “AGAINST” such proposal.

The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Electronic Delivery of Future Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

If you are a stockholder of record, you can choose this option and save the Company the cost of producing and mailing these documents by going to https://www.astfinancial.com, accessing your account information and following the instructions provided.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

“FOR” the approval of the amendment to the NeuroMetrix, Inc. Amended and Restated Certificate of Incorporation, as amended, to effect (a) a reverse stock split of our issued and outstanding shares of common stock, at a ratio of between 1:4 and 1:10, and (b) a reduction in the number of authorized shares of the Company’s common stock from 100,000,000 to 25,000,000;

“FOR” the approve of the Company’s Eleventh Amended and Restated 2004 Stock Option and Incentive Plan which increases the number of shares of the Company’s common stock authorized for issuance thereunder by 3,270,000 shares (subject to adjustment if Proposal 1 is adopted and implemented); and

“FOR” the adjournment of our Special Meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.

Why is the Company seeking approval for the reverse stock split?

On June 3, 2019, we received a notification letter from The Nasdaq Capital Market (“Nasdaq”) informing us that for the last 30 consecutive business days, the bid price of our securities had closed below $1.00 per share as required by Nasdaq Listing Rule 5550(a)(2). This notice has no immediate effect on our Nasdaq listing, and we have 180 calendar days, or until December 2, 2019, to regain compliance. As of October 7, 2019, we had not regained compliance since the closing bid price of our securities was not at least $1.00 per share for a minimum of ten consecutive business days. To cure the deficiency, we may conduct the reverse stock split of our common stock for which we are seeking stockholder approval in this proxy statement. On October 7, 2019, the closing price of our common stock as reported on Nasdaq was $0.35 per share.

The Board has approved the reverse stock split as a potential means of increasing the share price of our common stock, and may choose to implement it if other options are unavailable, undesirable or insufficient. Our Board believes that maintaining our listing on The Nasdaq Capital Market may provide a broader market for our common stock and facilitate the use of our common stock in financing and other transactions. We expect the reverse stock split, if effected, to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split, if effected, will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the reverse stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.

If our stockholders approve this proposal, the Board in its sole discretion will determine whether to effect the reverse stock split. For more information, see “Proposal 1: Reverse Stock Split and Reduction in Authorized Shares” contained elsewhere in this proxy statement.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. We have engaged Alliance Advisors LLC (“Alliance”) to advise us on the solicitation of proxies and to manage the production and distribution of this proxy statement. We expect to pay Alliance approximately $23,000 for their services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of October 7, 2019 for (a) our directors, (b) our named executive officers, (c) our executive officers and directors as a group, and (d) each stockholder known to us to beneficially own more than five percent of our common stock.

The number of common shares “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after October 7, 2019, including any shares that could be purchased by the exercise of options or warrants on or within 60 days after October 7, 2019. We deem shares of common stock that may be acquired by an individual or group within 60 days of October 7, 2019 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Each stockholder’s percentage ownership is based on 9,781,755 shares of our common stock outstanding as of October 7, 2019 plus the number of shares of common stock that may be acquired by such stockholder upon exercise of options or warrants that are exercisable on or within 60 days after October 7, 2019.

Unless otherwise indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders, except to the extent authority is shared by spouses under community property laws.

	Amount and Nature of Beneficial Ownership
Name and Address(1) of Beneficial Owner	Common Stock	Options(2)	Total	Percent of Class of Total
Shai N. Gozani, M.D., Ph.D.	153,803	—	153,803	1.6%
Thomas T. Higgins	83,441	—	83,441	*
Francis X. McGillin	48,497	—	48,497	*
David E. Goodman, M.D.	26	13,226	13,252	*
Timothy R. Surgenor	229	13,226	13,455	*
Nancy E. Katz	26	13,253	13,279	*
David Van Avermaete	—	13,534	13,534	*
All Current Directors and Executive Officers as a group (7 persons)	286,022	53,239	339,261	3.4%
*    Represents less than 1% of the outstanding shares of common stock.

	Amount and Nature of Beneficial Ownership
Name and Address(1) of Beneficial Owner	Common Stock	Preferred Stock(2)	Total	Percent of Class of Total
Beneficial Owner of 5% or More Other than Directors or Executive Officers
Sabby Management, LLC (3)	—	1,085,654	1,085,654	9.99%

(1)	Unless otherwise indicated, the address of each stockholder is c/o NeuroMetrix, Inc., 4 Gill Street, Suite B, Woburn, Massachusetts 01801.

(2)	Includes all options that are exercisable on or within 60 days from October 7, 2019 by the beneficial owner, except as otherwise noted.

(3)
Reflects shares of common stock issuable upon the conversion of preferred stock beneficially owned by Sabby Healthcare Master Fund, Ltd. (“SHMF”) and Sabby Volatility Warrant Master Fund (“SVWMF”). The amount does not include an aggregate of 3,117,663 shares of common stock issuable upon the conversion of 11,054.725 shares of Series D convertible preferred stock issued to SHMF and SVWMF. All convertible preferred stock held by SHMF and SVWMF is subject to a 9.99% beneficial ownership limitation. Sabby Management, LLC and Hal Mintz do not directly own shares of common stock, but are deemed to have beneficial ownership over these shares of common stock because Sabby Management, LLC is the investment manager for both SHMF and SVWMF and Hal Mintz is the manager of Sabby Management, LLC. The address for the reporting persons is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458.

PROPOSAL 1: REVERSE STOCK SPLIT AND REDUCTION IN AUTHORIZED SHARES

(Notice Item 1)

General

At the Special Meeting of Stockholders, holders of our common stock are being asked to approve the proposal that our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), be amended to effect (a) a reverse stock split of the issued and outstanding shares of common stock (such split to combine a number of outstanding shares of our common stock between 1-for-4 to 1-for-10, such number consisting of only whole shares, into one (1) share of common stock) and (b) a reduction in the number of authorized shares of our common stock from 100,000,000 shares to 25,000,000 shares. The full text of the proposed amendment to our Certificate of Incorporation is attached to this proxy statement as Appendix B.

If approved by the stockholders, the reverse stock split would become effective at a time, and at a ratio, to be designated by the Board. The Board may effect only one reverse stock split as a result of this authorization. The Board’s decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, existing and expected trading prices for our common stock and the continued listing requirements of The Nasdaq Capital Market. Even if the stockholders approve the reverse stock split, we reserve the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of us and our stockholders to effect the reverse stock split. The reverse stock split, if authorized pursuant to this resolution and if deemed by the Board to be in the best interests of us and our stockholders, will be effected, if at all, at a time that is not later than six months after the date of the Special Meeting.

If effected, the proposed amendment to our Certificate of Incorporation to effect the reverse stock split, as more fully described below, will effect the reverse stock split and reduce the number of authorized shares of common stock. As of the date of this proxy statement, we do not have any current arrangements or understandings relating to the issuance of any additional shares of common stock following the reverse stock split.

Purpose

Reverse Stock Split

The Board has approved the proposal authorizing the reverse stock split for the following reasons:

•
the Board believes that effecting the reverse stock split may be an effective means of regaining compliance with the bid price requirement for continued listing of our common stock on The Nasdaq Capital Market; and

•	the Board believes that a higher stock price may help generate investor interest in us, including interest among institutional investors.

If the reverse stock split successfully increases the per share price of our common stock and facilitates the continued listing of our common stock on The Nasdaq Capital Market, as to which no assurance can be given, the Board believes this increase may facilitate future financings, enhance our ability to transact with our securities and increase the appetite of third parties with whom we may be negotiating for purposes of evaluating potential strategic alternatives.

Reduction in Authorized Shares

As a matter of Delaware law, the implementation of the reverse stock split does not require a reduction in the total number of authorized shares of our common stock. However, if shareholders adopt and approve the amendment to our Certificate of Incorporation to effect the reverse stock split and the reduction in the number of authorized shares and the reverse stock split is implemented, the number of authorized shares of our common stock will be reduced from 100,000,000 shares to 25,000,000 shares. The Board believes that this decrease is advisable because a reduction in the number of our authorized shares of common stock is expected to result in significantly lower franchise tax due to the State of Delaware, which is the state in which we are incorporated. The State of Delaware imposes a franchise tax on corporations that are incorporated under the laws of that state, and the franchise tax is calculated taking into account a corporation’s number of authorized shares of common stock. We expect that the amount of this tax will be less if we reduce the number of our authorized shares of common stock. We believe that having 25,000,000 authorized shares of common stock will give us sufficient flexibility for corporate purposes for the foreseeable future.

Nasdaq Requirements for Continued Listing

Our common stock is listed on The Nasdaq Capital Market (“Nasdaq”) under the symbol “NURO.” One of the requirements for continued listing on Nasdaq is maintenance of a minimum closing bid price of  $1.00. On October 7, 2019, the closing market price per share of our common stock was $0.35, as reported by Nasdaq.

On June 3, 2019, we received a notification letter from Nasdaq informing us that for the last 30 consecutive business days, the bid price of our securities had closed below $1.00 per share as required by Nasdaq Listing Rule 5550(a)(2). This notice has no immediate effect on our Nasdaq listing and we have 180 calendar days, or until December 2, 2019, to regain compliance, which may be extended for another 180 calendar day period if approved by Nasdaq. As of October 7, 2019, we had not regained compliance with this listing requirement, since the closing bid price of our securities had not been at least $1.00 per share for a minimum of ten consecutive business days. To cure the deficiency, we may conduct the reverse stock split of our common stock for which we are seeking stockholder approval in this proxy statement.

If we do proceed with the reverse stock split for which we are seeking stockholder approval in this proposal, we cannot assure you that our share price will comply with the requirements for continued listing of our common stock on the Nasdaq Capital Market in the future or that we will comply with the other continued listing requirements. If our common stock loses its status on the Nasdaq Capital Market, our common stock would likely trade in the over-the-counter market.

If our shares were to trade on the over-the-counter market, selling our common stock could be more difficult because smaller quantities of shares would likely be bought and sold, and transactions could be delayed. In addition, in the event our common stock is delisted, broker-dealers have certain regulatory burdens imposed upon them, which may discourage broker-dealers from effecting transactions in our common stock, further limiting the liquidity of our common stock. These factors could result in lower prices and larger spreads in the bid and ask prices for our common stock.

Such delisting from Nasdaq and continued or further declines in our share price could also greatly impair our ability to raise additional necessary capital through equity or debt financing, and could significantly increase the ownership dilution to stockholders caused by our issuing equity in financing or other transactions.

In light of the factors mentioned above, our Board approved the reverse stock split as a potential means of increasing the share price of our common stock above $1.00 per share and of maintaining the share price of our common stock above $1.00 per share in compliance with Nasdaq requirements.

Potential Increased Investor Interest

In approving the proposal authorizing the reverse stock split, the Board considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

There are risks associated with the reverse stock split, including that the reverse stock split may not result in a sustained increase in the per share price of our common stock.

We cannot predict whether the reverse stock split will increase the market price for our common stock on a sustained basis. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•
the market price per share of our common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split;

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•	our ability to conduct future financings will be enhanced; and

•
the market price per share will either exceed or remain in excess of the $1.00 minimum bid price as required by Nasdaq, or that we will otherwise meet the requirements of Nasdaq for continued inclusion for trading on The Nasdaq Capital Market.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split and Reduction in Authorized Shares

If the stockholders approve the proposal to authorize the Board to implement the reverse stock split and the Board implements the reverse stock split, we will amend our Certificate of Incorporation by striking out the first two paragraphs of the section titled “Capital Stock” of Article IV in their entirety and by substituting in lieu thereof the following three paragraphs:

“The total number of shares of capital stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares, of which (i) twenty-five million (25,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) five million (5,000,000) shares shall be a class designated as preferred stock, par value $0.001 per share, of which twenty-five thousand (25,000) shares shall be designated as Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share, one thousand sixty-seven (1,067) shares shall be designated as Series A-1 Convertible Preferred Stock, par value $0.001 per share, three thousand three hundred seventy-one (3,371) shares shall be designated as Series A-2 Convertible Preferred Stock, par value $0.001 per share, two thousand six hundred twenty-two (2,622) shares shall be designated as Series A-3 Convertible Preferred Stock, par value $0.001 per share, four thousand twenty-three (4,023) shares shall be designated as Series A-4 Convertible Preferred Stock, par value $0.001 per share, one hundred forty-seven thousand (147,000) shares shall be designated as Series B Convertible Preferred Stock, par value $0.001 per share, thirteen thousand eight hundred (13,800) shares shall be designated as Series C Convertible Preferred Stock, par value $0.001 per share, twenty-one hundred thousand three hundred (21,300) shares shall be designated as Series D Convertible Preferred Stock, seven thousand (7,000) shares shall be designated as Series E Convertible Preferred Stock, ten thousand six hundred and twenty-one (10,621) shares shall be designated as Series F Convertible Preferred Stock, and four million seven hundred seventy-four thousand eight hundred seventeen (4,764,196) shares shall be undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).

Upon effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [_] shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a cash payment in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a cash payment in lieu of a fractional share of Common Stock).”

The reverse stock split will be effected simultaneously for all issued and outstanding shares of common stock, and the exchange ratio will be the same for all issued and outstanding shares of common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that cash payments are made in lieu of fractional shares. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act. Following the reverse stock split, our common stock will continue to be listed on The Nasdaq Capital Market, under the symbol “NURO,” although it would receive a new CUSIP number.

By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including four (4) and ten (10) into one (1) share. The certificate of amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. The Board will not implement any amendment providing for a different split ratio.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the certificate of amendment is approved by our stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the reverse stock split to be implemented. We will file the certificate of amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for the reverse stock split. The Board may delay effecting the reverse stock split, if at all, until a time that is not later than six months from the date of the Special Meeting, without re-soliciting stockholder approval. The reverse stock split will become effective on the date of filing of the certificate of amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the reverse stock split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-reverse stock split shares of our common stock owned in book-entry form.

Certificated Shares

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by us or our exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record on the effective date of the split who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will in lieu of a fractional share, be entitled upon surrender to the exchange agent of certificates representing such pre-split shares, if any, to receive payment in cash in lieu of any such resulting fractional shares of common stock as the post-reverse split amounts of common stock will be rounded down to the nearest full share. Such cash payment in lieu of a fractional share of common stock will be calculated by multiplying such fractional interest in one share of common stock by the closing trading price of our common stock on the trading day immediately preceding the effective date of the reverse stock split, and rounded to the nearest cent. No fractional shares will be issued in connection with the reverse stock split.

Accounting Matters

The reverse stock split will not affect the common stock capital account on our balance sheet. However, because the par value of our common stock will remain unchanged on the effective date of the split, the components that make up the common stock capital account will change by offsetting amounts. The stated capital component will be reduced, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net loss and net book value of our common stock will be increased because there will be fewer weighted average shares of common stock outstanding. Prior periods’ common stock and additional paid-in capital balances and net loss per share amounts will be restated to reflect the reverse stock split.

Effect on Par Value

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.0001 per share.

No Going Private Transaction

Notwithstanding the anticipated decrease in the number of outstanding shares following the proposed reverse stock split, if effected, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 under the Exchange Act.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the reverse stock split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following discussion describes the anticipated material United States federal income tax consequences to “U.S. holders” (as defined below) of our capital stock relating to the reverse stock split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial authorities, published positions of the Internal Revenue Service (“IRS”), and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). We have not obtained a ruling from the IRS or an opinion of legal or tax counsel with respect to the tax consequences of the reverse stock split and there can be no assurance the IRS will not challenge the statements set forth below or that a court would not sustain any such challenge. The following discussion is for information purposes only and is not intended as tax or legal advice.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of our capital stock that is for United States federal income tax purposes:

(i) an individual citizen or resident of the United States;

(ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized under the laws of the United States, any state or the District of Columbia;

(iii) an estate with income subject to United States federal income tax regardless of its source; or

(iv) a trust that (a) is subject to primary supervision by a United States court and for which United States persons control all substantial decisions or (b) has a valid election in effect under applicable Treasury Regulations to be treated as a United States person.

This discussion assumes that a U.S. holder holds our capital stock as a capital asset within the meaning of Code Section 1221. This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States federal income tax laws including, but not limited to, financial institutions, tax-exempt organizations, insurance companies, regulated investment companies, persons that are broker-dealers, traders in securities who elect the mark-to-market method of accounting for their securities, or stockholders holding their shares of our capital stock as part of a “straddle,” “hedge,” “conversion transaction” or other integrated transaction. In addition, this discussion does not address other United States federal taxes (such as gift or estate taxes or alternative minimum taxes), the tax consequences of the reverse stock split under state, local or foreign tax laws or certain tax reporting requirements that may be applicable with respect to the reverse stock split.

If a partnership (or other entity treated as a partnership for United States federal income tax purposes) is a stockholder, the tax treatment of a partner in the partnership or any equity owner of such other entity will generally depend upon the status of the person and the activities of the partnership or other entity treated as a partnership for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

We believe that the reverse stock split should qualify as a “recapitalization” under Section 368(a)(1)(E) of the Code. Accordingly:

•	A U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

•	A U.S. holder’s aggregate tax basis in his, her or its post-reverse stock split shares will be equal to the aggregate tax basis in the pre-reverse stock split shares exchanged therefor.

•
A U.S. holder’s holding period for the post-reverse stock split shares will include the period during which such stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. Holders of shares of our common stock who acquired their shares on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares among their post-reverse stock split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to not file the Certificate of Amendment and to abandon any reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by our stockholders at the Special Meeting. By voting in favor of a reverse stock split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, these proposed amendments if it should so decide, in its sole discretion, that such action is in the best interests of our stockholders.

Vote Required and Board’s Recommendation

The affirmative vote of the holders of a majority of the shares of our common stock having voting power outstanding on the Record Date is required to approve the amendment to our Certificate of Incorporation to effect (a) a reverse stock split of our common stock, and (b) a reduction in the number of authorized shares.

THE BOARD RECOMMENDS A VOTE TO AUTHORIZE THE BOARD IN ITS DISCRETION TO AMEND THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, TO EFFECT (A) A REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF OUR COMMON STOCK (SUCH SPLIT TO COMBINE A NUMBER OF OUTSTANDING SHARES OF OUR COMMON STOCK BETWEEN FOUR (4) AND TEN (10), SUCH NUMBER CONSISTING OF ONLY WHOLE SHARES, INTO ONE (1) SHARE OF OUR COMMON STOCK), AND (B) A REDUCTION IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 100,000,000 TO 25,000,000. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2: APPROVAL OF AN ELEVENTH AMENDED AND RESTATED 2004 STOCK PLAN, WHICH RESERVES AN ADDITIONAL 3,270,000 SHARES OF COMMON STOCK FOR ISSUANCE, THEREBY INCREASING THE TOTAL RESERVED SHARES UNDER THE 2004 STOCK PLAN FROM 1,128,945 SHARES TO 4,398,945 SHARES
General
Our Tenth Amended and Restated 2004 Stock Option and Incentive Plan, herein referred to as the 2004 Stock Plan, currently authorizes the grant of stock options and other stock-based awards to officers, employees, non-employee directors, consultants and prospective employees of the Company and its subsidiaries. Currently, 1,128,945 shares of common stock are reserved for issuance pursuant to awards granted under the 2004 Stock Plan. As of October 7, 2019, there were 730,100 shares available for future grant under the 2004 Stock Plan. If the reverse stock split described in Proposal 1 is adopted and implemented, the current number of shares available for future grant under the 2004 Stock Plan will be proportionately adjusted to an amount between 73,010 and 182,525 depending on the ratio of the reverse stock split determined by the Board.
On October 1, 2019, the Board of Directors approved the Eleventh Amended and Restated 2004 Stock Plan, subject to stockholder approval, which increases the aggregate number of shares authorized for issuance under the 2004 Stock Plan by 3,270,000 shares to 4,398,945 shares of common stock (the “Plan Amendment”). If the reverse stock split described in Proposal 1 is adopted and implemented, the increase in the aggregate number of shares authorized for issuance under the 2004 Stock Plan will be proportionately adjusted to an amount between 439,895 and 1,099,736 shares depending on the ratio of the reverse stock split determined by the Board. The Board believes that there is a high likelihood that the reverse stock split will be adopted and implemented.
Our Board of Directors, the Compensation Committee, and management believe that the effective use of stock-based short-term and long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Eleventh Amended and Restated 2004 Stock Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. If the reverse stock split is adopted and implemented, the current number of shares available in the 2004 Stock Plan for future grant of incentive compensation to expand management and employee ownership in the Company will be inadequate. We believe that the Plan Amendment set forth above is essential to permit our management to provide short-term and long-term, equity-based incentives to present and future key employees, consultants and directors. Accordingly, our Board of Directors believes approval of the Plan Amendment set forth above is in the best interests of us and our stockholders and recommends a vote “FOR” the approval of the Eleventh Amended and Restated 2004 Stock Plan. In the event that this is not approved by our stockholders, the 2004 Stock Plan will continue in effect without the amendment described above.
The Eleventh Amended and Restated 2004 Stock Plan is being submitted to you for approval at the special meeting in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code. Approval by our stockholders of the Eleventh Amended and Restated 2004 Stock Plan is also required by Nasdaq rules.
On October 7, 2019, the closing market price per share of our common stock was $0.35, as reported by The Nasdaq Capital Market.
Material Features of the Eleventh Amended and Restated 2004 Stock Plan
The following description of certain material features of the Eleventh Amended and Restated 2004 Stock Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Eleventh Amended and Restated 2004 Stock Plan that is attached hereto as Appendix C.
Shares Available. The maximum number of shares authorized for issuance under the Eleventh Amended and Restated 2004 Stock Plan will be 4,398,945 shares of common stock, which is an increase of 3,270,000 shares from the number of shares currently authorized for issuance under the 2004 Stock Plan. If the reverse stock split described in Proposal 1 is adopted and implemented, the maximum number of shares authorized for issuance under the Eleventh Amended and Restated 2004 Stock Plan will be proportionately adjusted to an amount between 439,895 and 1,089,736 depending on the ratio of the reverse stock split determined by the Board. The Board believes that there is a high likelihood that the reverse stock split will be adopted and implemented.
The shares underlying any awards that are forfeited, canceled or are otherwise terminated (other than by exercise) under the Eleventh Amended and Restated 2004 Stock Plan will be added back to the shares authorized for issuance under the Eleventh Amended and Restated 2004 Stock Plan. Shares tendered or held back upon exercise of an option or settlement of an award to cover the exercise price or tax withholding will not be available for future issuance under the Eleventh Amended and Restated 2004 Stock Plan. In addition, upon exercise of stock appreciation rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Eleventh Amended and Restated 2004 Stock Plan.
Types of Awards. The Eleventh Amended and Restated 2004 Stock Plan permits us to make grants of incentive stock options, non-qualified stock options, stock appreciation rights, deferred stock awards, restricted stock awards, unrestricted stock awards, cash-based awards and dividend equivalent rights.
Plan Administration. The Eleventh Amended and Restated 2004 Stock Plan will be administered by the Compensation Committee of the Board of Directors. The administrator of the Eleventh Amended and Restated 2004 Stock Plan has the power and authority to select the participants to whom awards will be granted; to determine the time or times of grant; to determine the extent, if any, to which any award or any combination of awards is granted to participants; to determine the number of shares of stock to be covered by any award; to accelerate the exercisability or vesting of any award; and to determine the specific terms and conditions of each award, subject to the provisions of the Eleventh Amended and Restated 2004 Stock Plan. The administrator may delegate to the Chief Executive Officer the authority to grant awards to employees, other than our executive officers, provided that the administrator includes a limitation as to the number of shares that may be awarded and provides specific guidelines regarding such awards.
Eligibility and Limitations on Grants. All full-time and part-time officers, employees, non-employee directors, and other key persons are eligible to participate in the Eleventh Amended and Restated 2004 Stock Plan subject to the discretion of the administrator. Approximately 25 people are currently eligible to participate in the Eleventh Amended and Restated 2004 Stock Plan.
Stock Options. The exercise price of stock options awarded under the Eleventh Amended and Restated 2004 Stock Plan may not be less than the fair market value of the common stock on the date of the option grant. The term of each stock option may not exceed ten years from the date of grant. The administrator will determine at what time or times each option may be exercised and, subject to the provisions of the Eleventh Amended and Restated 2004 Stock Plan, the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised.
To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options which first become exercisable in any one calendar year, and a shorter term and higher minimum exercise price in the case of certain large stockholders.
Stock Appreciation Rights. The administrator may award a stock appreciation right independently of a stock option. The administrator may award stock appreciation rights subject to such conditions and restrictions as the administrator may determine, provided that the exercise price may not be less than the fair market value of the common stock on the date of grant and no stock appreciation right may be exercisable more than ten years after the date of grant. Additionally, all stock appreciation rights are exercisable during the participant’s lifetime only by the participant or the participant’s legal representative.
Restricted Stock. The administrator may award shares to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period.
Deferred Stock. The administrator may award phantom stock units to participants subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified restricted period. At the end of the deferral period, the participants shall be paid, to the extent vested, in shares.
Unrestricted Stock. The administrator may grant shares (at par value or for a purchase price determined by the administrator) that are free from any restrictions under the Eleventh Amended and Restated 2004 Stock Plan. Unrestricted stock may be issued to participants in recognition of past services or other valid consideration, and may be issued in lieu of cash compensation to be paid to such individuals.
Cash-Based Awards. The administrator may grant cash-based awards to any grantee in an amount, upon such terms, and subject to such conditions as the administrator may determine. The administrator shall determine the maximum duration of the cash-based award, the amount of cash to which the cash-based award pertains, the conditions upon which the cash-based award shall become vested or payable, and such other provisions as the administrator shall determine. Each cash-based award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the administrator. Payment, if any, with respect to a cash-based award may be made in cash or in shares of common stock, as the administrator determines.
Dividend Equivalent Rights. The administrator may award dividend equivalent rights under the Eleventh Amended and Restated 2004 Stock Plan subject to such conditions and restrictions as the administrator may determine, provided that dividend equivalent rights may only be granted in tandem with restricted stock awards, deferred stock awards or unrestricted stock awards. Dividend equivalents credited to the holder may be paid currently or may be deemed to be reinvested in additional shares of stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at fair market value on the date of the reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by us, if any.

Tax Withholding. Participants in the Eleventh Amended and Restated 2004 Stock Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Subject to approval by the administrator, participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, or by transferring to the Company shares having a value equal to the amount of such taxes.
Change of Control Provisions. In the event of a merger, sale or dissolution of the Company, or a similar “sale event,” (as defined in the Eleventh Amended and Restated 2004 Stock Plan) all outstanding awards under the Eleventh Amended and Restated 2004 Stock Plan unless otherwise provided for in a particular award, will terminate unless the parties to the transaction, in their discretion, provide for assumption, continuation or appropriate substitutions or adjustments of these awards. In the event that the outstanding awards under the Eleventh Amended and Restated 2004 Stock Plan terminate in connection with a sale event, all stock options and stock appreciation rights granted under the Eleventh Amended and Restated 2004 Stock Plan will automatically become fully exercisable and all other awards granted under the Eleventh Amended and Restated 2004 Stock Plan will become fully vested and non-forfeitable as of the effective time of the sale event, except as may be otherwise provided in the relevant award agreement, and each holder of an option or a stock appreciation right will be permitted to exercise such award for a specified period prior to the consummation of the sale event. The administrator may also provide for a cash payment with respect to outstanding options and stock appreciation rights in exchange for the cancellation of such awards.
Term. No awards may be granted under the Eleventh Amended and Restated 2004 Stock Plan after the 10‑year anniversary of the date that the 2004 Stock Plan is approved by stockholders and no incentive stock option may be granted after the 10‑year anniversary of the date that the 2004 Stock Plan was approved by the Board of Directors.
Amendments. The Eleventh Amended and Restated 2004 Stock Plan may not be amended without stockholder approval to the extent required by the Nasdaq rules or necessary to ensure that incentive stock options qualify as such under the Code and compensation earned under awards qualifies as performance-based compensation under the Code. Generally, under the Nasdaq rules, all material amendments to the Eleventh Amended and Restated 2004 Stock Plan will be subject to approval by our stockholders including (1) any material increase in the number of shares to be issued under the Eleventh Amended and Restated 2004 Stock Plan; (2) any material increase in benefits to participants under the Eleventh Amended and Restated 2004 Stock Plan including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding stock options, (ii) reduce the price at which shares of common stock or stock options may be offered, or (iii) extend the duration of the Eleventh Amended and Restated 2004 Stock Plan; (3) any material expansion of the class of participants eligible to participate in the Eleventh Amended and Restated 2004 Stock Plan; and (4) any expansion in the types of awards provided under the Eleventh Amended and Restated 2004 Stock Plan. Otherwise, the Board of Directors may amend or discontinue the Eleventh Amended and Restated 2004 Stock Plan at any time, provided that no such amendment may adversely affect the rights under any outstanding award without the holder’s consent.
Repricing. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or stock appreciation rights, or SARs, or cancel, exchange, buyout or surrender outstanding stock options or SARs in exchange for cash, other awards or stock options or SARs with an exercise price that is less than the exercise price of the original stock options or SARs without stockholder approval.

Effective Date of the Eleventh Amended and Restated 2004 Stock Plan. On October 1, 2019, the Board of Directors approved the Eleventh Amended and Restated 2004 Stock Plan, subject to stockholder approval. The Eleventh Amended and Restated 2004 Stock Plan will become effective on the date it is approved by the stockholders. If the Eleventh Amended and Restated 2004 Stock Plan is not approved by the stockholders, the 2004 Stock Plan will continue in effect without the amendments to the 2004 Stock Plan and awards may be granted thereunder in accordance with its terms.
New Plan Benefits
No grants have been issued with respect to the additional shares to be reserved for issuance under the Eleventh Amended and Restated 2004 Stock Plan. The number of shares that may be granted to the Company’s Chief Executive Officer, executive officers, non-employee directors and non-executive officers under the Eleventh Amended and Restated 2004 Stock Plan is not determinable at this time, as such grants are subject to the discretion of the Compensation Committee.
Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the Eleventh Amended and Restated 2004 Stock Plan. It does not describe all federal tax consequences under the Eleventh Amended and Restated 2004 Stock Plan nor does it describe state or local tax consequences.
Incentive Stock Options. Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.
Non-Qualified Options. Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.
A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants. With respect to stock grants under our Eleventh Amended and Restated 2004 Stock Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units. The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Vote Required
The Eleventh Amended and Restated 2004 Stock Plan will be approved upon the affirmative vote of a majority of the votes properly cast for and against such matter. Abstentions and broker non-votes are not included in the number of votes cast for and against a matter and therefore have no effect on the vote on such matter.
Recommendation
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ELEVENTH AMENDED AND RESTATED 2004 STOCK PLAN WHICH RESERVES AN ADDITIONAL 3,270,000 SHARES OF COMMON STOCK FOR ISSUANCE, THEREBY INCREASING THE TOTAL RESERVED SHARES UNDER THE 2004 STOCK PLAN FROM 1,128,945 SHARES TO 4,398,945 SHARES. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD WILL BE VOTED “FOR” THE ELEVENTH AMENDED AND RESTATED 2004 STOCK PLAN UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1

(Notice Item 3)

We are asking our stockholders to vote on a proposal to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

Vote Required and Board’s Recommendation

Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote on the matter either in person or by proxy at the Special Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL 1.

OTHER MATTERS

The Board knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS

Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for its 2020 annual meeting must be received by the Company on or before November 14, 2019, in order to be considered for inclusion in its proxy statement and form of proxy. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to our principal executive offices: NeuroMetrix, Inc., 4 Gill Street, Suite B, Woburn, Massachusetts 01801, Attention: Secretary.
        Stockholder proposals to be presented at our 2020 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in our proxy statement and form of proxy for our 2020 annual meeting of stockholders, must be presented and received in accordance with the provisions of our by-laws. Our by-laws state that the stockholder must provide timely written notice of any nomination or proposal and supporting documentation. A stockholder’s notice will be timely if received by us at our principal executive office not less than 90 days (or January 31, 2020) nor more than 120 days (or January 2, 2020) prior to the anniversary date of the immediately preceding annual meeting (the “Anniversary Date”); provided, however, that in the event the annual meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder’s notice shall be timely if received by us at its principal executive office not later than the close of business on the later of (1) the 90th day prior to the scheduled date of such annual meeting or (2) the 10th day following the day on which public announcement of the date of such annual meeting is first made by us. Any such proposals shall be mailed to: NeuroMetrix, Inc., 4 Gill Street, Suite B, Woburn, Massachusetts 01801, Attention: Secretary.

Woburn, Massachusetts
October 8, 2019

APPENDIX A

FORM OF PROXY CARD

NEUROMETRIX, INC.

Special Meeting of Stockholders November 12, 2019

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all other prior proxies, hereby appoints Shai N. Gozani, M.D., Ph.D. and Thomas T. Higgins and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of common stock, par value $0.0001 per share, of NeuroMetrix, Inc. (the "Corporation") registered in the name provided in this Proxy which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Corporation, to be held on Tuesday, November 12, 2019 at 9:00 a.m., local time, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center, Boston, MA 02111, and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in the Notice of Special Meeting of Stockholders and related Proxy Statement dated October 10, 2019, a copy of which has been received by the undersigned. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Attendance by the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person.

CONTINUED AND TO BE SIGNED ON REVERSE

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

A- 1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

I plan on attending the meeting ☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Date: ______________________________

____
Signature

____
Signature (if held jointly)

CONTROL NUMBER

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET

Vote Your Proxy on the Internet:
Go to www.AALvote.com/nuro

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage paid envelope provided.

TELEPHONE

Vote Your Proxy by Phone:
Call 1 (866) 804-9616

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

A- 2

APPENDIX B

FORM OF CERTIFICATE OF AMENDMENT TO EFFECT REVERSE STOCK SPLIT

NeuroMetrix, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.The name of the corporation (hereinafter called the “Corporation”) is NeuroMetrix, Inc.

2.The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on April 25, 2001 under the name “New NeuroMetrix, Inc.” A Certificate of Merger was filed with the Secretary of State on May 14, 2001. An Amended and Restated Certificate of Incorporation was filed on December 19, 2002. Certificates of Amendment to the Amended and Restated Certificate of Incorporation were filed on March 12, 2004 and June 21, 2004. A Second Amended and Restated Certificate of Incorporation was filed on July 15, 2004. A Third Amended and Restated Certificate of Incorporation was filed on July 27, 2004. Certificates of Amendment to the Third Amended and Restated Certificate of Incorporation were filed on September 1, 2011, February 15, 2013, December 1, 2015, and May 11, 2017.

3.The Corporation’s Third Amended and Restated Certificate of Incorporation, as amended, is hereby further amended by striking out the first two paragraphs of the section titled “Capital Stock” of Article IV in their entirety and by substituting in lieu thereof the following three paragraphs:

[“The total number of shares of capital stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares, of which (i) twenty-five million (25,000,000) shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) five million (5,000,000) shares shall be a class designated as preferred stock, par value $0.001 per share, of which twenty-five thousand (25,000) shares shall be designated as Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share, one thousand sixty-seven (1,067) shares shall be designated as Series A-1 Convertible Preferred Stock, par value $0.001 per share, three thousand three hundred seventy-one (3,371) shares shall be designated as Series A-2 Convertible Preferred Stock, par value $0.001 per share, two thousand six hundred twenty-two (2,622) shares shall be designated as Series A-3 Convertible Preferred Stock, par value $0.001 per share, four thousand twenty-three (4,023) shares shall be designated as Series A-4 Convertible Preferred Stock, par value $0.001 per share, one hundred forty-seven thousand (147,000) shares shall be designated as Series B Convertible Preferred Stock, par value $0.001 per share, thirteen thousand eight hundred (13,800) shares shall be designated as Series C Convertible Preferred Stock, par value $0.001 per share, twenty-one hundred thousand three hundred (21,300) shares shall be designated as Series D Convertible Preferred Stock, seven thousand (7,000) shares shall be designated as Series E Convertible Preferred Stock, ten thousand six hundred and twenty-one (10,621) shares shall be designated as Series F Convertible Preferred Stock, and four million seven hundred seventy-four thousand eight hundred seventeen (4,764,196) shares shall be undesignated preferred stock, par value $0.001 per share (the “Undesignated Preferred Stock”).

Upon effectiveness of this Certificate of Amendment (the “Effective Time”), the shares of Common Stock issued and outstanding immediately prior to the Effective Time and the shares of Common Stock issued and held in the treasury of the Corporation immediately prior to the Effective Time are reclassified into a smaller number of shares such that each [__] shares of issued Common Stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock. Notwithstanding the immediately preceding sentence, no fractional shares shall be issued as a result of the reverse stock split. Instead, any stockholder who would otherwise be entitled to a fractional share of our Common Stock as a result of the reclassification shall be entitled to receive a cash payment equal to the product of such resulting fractional interest in one share of our Common Stock multiplied by the closing trading price of our Common Stock on the trading day immediately preceding the effective date of the reverse stock split. Notwithstanding the foregoing, the Corporation shall not be obliged to issue certificates evidencing the shares of Common Stock outstanding as a result of the reverse stock split or cash in lieu of fractional shares, if any, unless and until the certificates evidencing the shares held by a holder prior to the reverse stock split are either delivered to the Corporation or its transfer agent, or

B- 1

the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

Each stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (as well as the right to receive a cash payment in lieu of a fractional share of Common Stock), provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified (including the right to receive a cash payment in lieu of a fractional share of Common Stock).”]

4.The Amendment of the Amended and Restated Certificate of Incorporation, as amended, herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.The Effective Time of this Certificate of Amendment shall be on [    ] at [    ], Eastern Time.”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this [    ] day of  [    ], 2019.

NEUROMETRIX, INC.

By: _____________________
Shai N. Gozani, M.D., Ph.D.
Chairman, Chief Executive Officer and President

B- 2

APPENDIX C

NEUROMETRIX, INC.
ELEVENTH AMENDED AND RESTATED
2004 STOCK OPTION AND INCENTIVE PLAN

SECTION 1.	GENERAL PURPOSE OF THE PLAN; DEFINITIONS
The name of the plan is the NeuroMetrix, Inc. Eleventh Amended and Restated 2004 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of NeuroMetrix, Inc. (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
The following terms shall be defined as set forth below:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
“Administrator” is defined in Section 2(a).
“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards, Restricted Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights.
“Board” means the Board of Directors of the Company.
“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.
“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
“Committee” means the Compensation Committee of the Board or a similar committee performing the functions of the Compensation Committee and that is comprised of not less than two Non-Employee Directors who are independent.
“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.
“Deferred Stock Award” means Awards granted pursuant to Section 8.
“Dividend Equivalent Right” means Awards granted pursuant to Section 12.
“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 19.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is traded on a national securities exchange the Fair Market Value of the Stock will equal the closing sales price as reported on the principal exchange or market for the Stock on such date. If there is no trading on such date, the determination shall be made by reference to the last date preceding such date for which there was trading.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.
“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
“Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Deferred Stock Award. Each such period shall not be less than three months.
“Restricted Stock Award” means Awards granted pursuant to Section 7.
“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to Section 3.
“Stock Appreciation Right” means any Award granted pursuant to Section 6.
“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.
“Unrestricted Stock Award” means any Award granted pursuant to Section 9.

SECTION 2.	ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
(a)    Committee. The Plan shall be administered by the Compensation Committee (the “Administrator”).
(b)    Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:
(i)    to select the individuals to whom Awards may from time to time be granted;
(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Deferred Stock Awards, Unrestricted Stock Awards and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;
(iii)    to determine the number of shares of Stock to be covered by any Award;
(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;
(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)    subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and
(vii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
(c)    Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards, to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or “covered employees” within the meaning of Section 162(m) of the Code. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
(d)    Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s organizational documents or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

SECTION 3.	STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
(a)    Stock Issuable. Subject to adjustment as provided in Section 3(b), the maximum number of shares of Stock reserved and available for issuance under the Plan shall be 4,398,945 shares of Stock. For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding shall not be available for future issuance under the Plan. In addition, upon exercise of Stock Appreciation Rights, the gross number of shares exercised shall be deducted from the total number of shares remaining available for issuance under the Plan.
Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 150,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
(b)    Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Unrestricted Stock Awards, Restricted Stock Awards or Deferred Stock Awards, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee and the maximum number of shares that may be granted under a Performance-based Award, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, (v) the number of Stock Options automatically granted to Non-Employee Directors, and (vi) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
The Administrator shall also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.
(c)    Mergers and Other Transactions. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for a different kind of securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, or (iv) the sale of all of the Stock of the Company to an unrelated person or entity (in each case, a “Sale Event”), the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination, all Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of the Sale Event shall become fully exercisable as of the effective time of the Sale Event and all other Awards shall become fully vested and nonforfeitable as of the effective time of the Sale Event, except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award documentation, and each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee, including those that will become exercisable upon the consummation of the Sale Event; provided, however, that the exercise of Options and Stock Appreciation Rights not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.
Notwithstanding anything to the contrary in this Section 3(c), in the event of a Sale Event pursuant to which holders of the Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Administrator of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights.

(d)    Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4.	ELIGIBILITY
Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.	STOCK OPTIONS
Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
(a)    Stock Options Granted to Employees and Key Persons. The Administrator in its discretion may grant Stock Options to eligible employees and key persons of the Company or any Subsidiary. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable. If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.
(i)    Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.
(ii)    Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.
(iii)    Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)    Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:
(A)    In cash, by certified or bank check or other instrument acceptable to the Administrator;
(B)    Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or
(C)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an Internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.
(v)    Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
(b)    Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer his Non-Qualified Stock Options to members of his immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6.	STOCK APPRECIATION RIGHTS
(a)    Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market

Value of the Stock on the date of grant multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
(b)    Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.
(c)    Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, provided that all Stock Appreciation Rights shall be exercisable during the grantee’s lifetime only by the grantee or the grantee’s legal representative.
(d)    Stock Appreciation Rights Term. The term of each Stock Appreciation Right shall be fixed by the Administrator, but no Stock Appreciation Right shall be exercisable more than ten years after the date the Stock Appreciation Right is granted.

SECTION 7.	RESTRICTED STOCK AWARDS
(a)    Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
(b)    Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
(c)    Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a shareholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, grantee shall surrender such certificates to the Company upon request without consideration.
(d)    Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

SECTION 8.	DEFERRED STOCK AWARDS
(a)    Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock. To the extent that a Deferred Stock Award is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.
(b)    Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.
(c)    Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.
(d)    Restrictions. A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.
(e)    Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.	UNRESTRICTED STOCK AWARDS
Grant or Sale of Unrestricted Stock. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award to any grantee pursuant to which such grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.	CASH-BASED AWARDS
The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.	PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES
Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award, Cash-Based Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:
(a)    Performance Criteria. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. The Administrator, in its discretion, may adjust or modify the calculation of Performance Goals for such Performance Cycle in order to prevent the dilution or enlargement of the rights of an individual (x) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development, (y) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or (z) in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions provided however, that the Administrator may not exercise such discretion in a manner that would increase the Performance-Based Award granted to a Covered Employee. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels; (iii) cash flow, funds from operations or similar measure; (iv) total shareholder return; (v) changes in the market price of the Stock; (vi) revenues, sales or market share; (vii) net income (loss) or earnings per share; (viii) computer support availability; (ix) expense margins or operating efficiency (including budgeted spending limits) or (x) project development milestones, any of which may relate to the Company or any Subsidiary, division, operating unit or business segment of the Company, or any combination of the foregoing, and may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group and, for financial measures, may be based on numbers calculated in accordance with U.S. generally accepted accounting principles or on an as adjusted basis.
(b)    Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.
(c)    Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.
(d)    Maximum Award Payable. The maximum Performance-based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 150,000 Shares (subject to adjustment as provided in Section 3(b) hereof) or $1,000,000 in the case of a Performance-Based Award that is a Cash-Based Award.

SECTION 12.	DIVIDEND EQUIVALENT RIGHTS
(a)    Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee. A Dividend Equivalent Right may be granted hereunder to any grantee only as a component of an Unrestricted Stock Award, a Restricted Stock Award or a Deferred Stock Award. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award agreement. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any. Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

(b)    Interest Equivalents. Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.
(c)    Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 15 below, in writing after the Award agreement is issued, a grantee’s rights in all Dividend Equivalent Rights or interest equivalents granted as a component of another Award that has not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

SECTION 13.	TAX WITHHOLDING
(a)    Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.
(b)    Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 14.	TRANSFER, LEAVE OF ABSENCE, ETC.
For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)    a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or
(b)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15.	AMENDMENTS AND TERMINATION
The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in Section 3(b) or 3(c), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or by exchanging a Stock Option or Stock Appreciation Right for any other Award. To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c).

SECTION 16.	STATUS OF PLAN
With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 17.	SECTION 409A AWARDS
To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 18.	GENERAL PROVISIONS
(a)    No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b)    Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.
(c)    Stockholder Rights. Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.
(d)    Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
(e)    Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.
(f)    Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 19.	EFFECTIVE DATE OF PLAN
This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board. No Incentive Stock Option may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by the Board of Directors (provided that the Plan was approved by stockholders within one year of such date) and no other Award may be granted under the Plan after the 10-year anniversary of the most recent prior date on which the Plan was approved by stockholders.

SECTION 20.	GOVERNING LAW
This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: MAY 12, 2004

DATE APPROVED BY STOCKHOLDERS: JUNE 18, 2004

DATE AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: APRIL 16, 2006

DATE AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 24, 2006

DATE SECOND AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: APRIL 10, 2008

DATE SECOND AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 22, 2008

DATE THIRD AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: APRIL 16, 2009

DATE THIRD AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 21, 2009

DATE FOURTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 30, 2012

DATE FOURTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 14, 2012

DATE FIFTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 4, 2013

DATE FIFTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 6, 2013

DATE SIXTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 25, 2014

DATE SEVENTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: FEBRUARY 26, 2015

DATE SEVENTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 5, 2015

DATE EIGHTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 11, 2016

DATE EIGHTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 3, 2016

DATE NINTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 6, 2017

DATE NINTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 2, 2017
DATE TENTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: MARCH 1, 2018

DATE TENTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: MAY 1, 2018

DATE ELEVENTH AMENDED AND RESTATED PLAN APPROVED BY BOARD OF DIRECTORS: October 1, 2019

DATE ELEVENTH AMENDED AND RESTATED PLAN APPROVED BY STOCKHOLDERS: [_____], 2019